© 2014 Oclaro, Inc. Q1 FY 2015 Investor Call Greg Dougherty Chief Executive Officer November 4, 2014 Pete Mangan Chief Financial Officer

© 2014 Oclaro,Inc. Safe Harbor Statement This presentation, in association with Oclaro’s first quarter fiscal year 2015 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial targets and expectations and progress toward Oclaro’s target business model, including financial guidance for the fiscal quarter ending December 27, 2014 regarding revenue, non-GAAP gross margin and Adjusted EBITDA, (ii) the status of Oclaro’s restructuring plan, (iii) market interest in Oclaro’s 100G products, (iv) the impact of the recent acquisition by Ushio Opto of Oclaro’s industrial and consumer business and (v) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) our dependence on a limited number of customers for a significant percentage of our revenues, (ii) our ability to maintain strong relationships with certain customers, (iii) the effects of fluctuating product mix on our results, (iv) our ability to timely develop and commercialize new products, (v) competition and pricing pressure, (vi) our ability to meet or exceed our gross margin expectations, (vii) Oclaro’s ability to maintain or increase its cash reserves and obtain debt or equity-based financing on terms acceptable to it or at all, (viii) the future performance of Oclaro and its ability to effectively restructure its operations and business following the sale of its Zurich and Amplifier businesses in accordance with its business plan, (ix) our ability to respond to evolving technologies and customer requirements and demands, (x) our ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources than we do, (xi) our ability to effectively and efficiently transition to portions of our operations, (xii) our ability to timely capitalize on any increase in market demand, (xiii) the potential inability to realize the expected benefits of asset dispositions, (xiv) the sale of businesses which may or may not arise in connection with executing our restructuring plans, including without limitation the recent divestiture of Oclaro’s industrial and consumer business to Ushio Opto, (xv) our ability to reduce costs and operating expenses, (xvi) increased costs related to downsizing and compliance with regulatory and legal requirements in connection with such downsizing, (xvii) the risks associated with our international operations, (xviii) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for our products, (xix) the outcome of tax audits or similar proceedings, (xx) the outcome of pending litigation against the company, and (xxi) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC. The forward-looking statements included in this announcement represent Oclaro’s view as of the date of this announcement. Oclaro anticipates that subsequent events and developments may cause Oclaro’s views and expectations to change. Oclaro specifically disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

© 2014 Oclaro,Inc. Financial Results $ in Millions Q114 Q414 Q115 Total Revenues 96.6 95.9 89.2 Gross Profit (Non-GAAP) 12.0 13.5 14.7 Gross Margin % 12.4% 14.1% 16.5% R&D (non-GAAP) 17.6 14.5 13.6 SG&A (non-GAAP) 20.5 13.4 14.8 Non-GAAP Operating Income (Loss) (26.1) (14.3) (13.6) Adjusted EBITDA (19.1) (9.4) (8.9) (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated November 4, 2014. TOP CUSTOMERS Q115: Coriant 26%; Cisco 13%; Huawei 11%

© 2014 Oclaro,Inc. Revenue by Product Group (1) Includes 40G and 100G transponders and transceivers (2) Includes 10G transponders and transceivers (3) Includes lasers for the medical device, display and printer markets (Announced on August 5 signing of definitive agreement to divest this business) (4) Continuing operations $ in Millions Q114 Q214 Q314 Q414 Q115 40G & 100G Transmission (1) 38.9 45.7 44.1 48.8 43.5 10G & Lower Transmission (2) 50.5 49.8 43.7 39.4 38.2 Industrial and Consumer (3) 7.2 7.4 7.6 7.7 7.5 Total Revenues (4) 96.6 102.9 95.4 95.9 89.2 Percent of Total 40G & 100G Transmission 40% 44% 46% 51% 49% 10G & Lower Transmission 53% 49% 46% 41% 43% Industrial and Consumer 7% 7% 8% 8% 8% $ in Millions Q114 Q214 Q314 Q414 Q115 Datacom 41.4 45.4 40.2 44.2 37.7 Telecom 48.0 50.1 47.6 44.0 44.0 Industrial and Consumer 7.2 7.4 7.6 7.7 7.5 Total Revenues (4) 96.6 102.9 95.4 95.9 89.2 Percent of Total Datacom 43% 44% 42% 46% 42% Telecom 50% 49% 50% 46% 49% Industrial and Consumer 7% 7% 8% 8% 8%

© 2014 Oclaro,Inc. Q2 FY2015 Guidance* $ in Millions Guidance Ranges Revenues $80 million - $88 million Non-GAAP Gross Margin % 13% – 17% Adjusted EBITDA ($10 million) – ($6 million) *The guidance provided on November 4, 2014 for the quarter ending December 27, 2014 includes approximately $2 million of revenue from the Company's industrial and consumer business, which sold on October 27, 2014.

© 2014 Oclaro, Inc.6 THANK YOU.